UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2020

ACORN ENERGY, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33886	22-2786081
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	file Number)	Identification No.)

1000 N West Street, Suite 1200, Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 656-1708

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Acorn Energy, Inc. was held September 14, 2020. Set forth below are the voting results with respect to each of the proposals presented at the Annual Meeting:

Proposal 1 – The stockholders elected, by a plurality of the votes cast, Jan H. Loeb, Gary Mohr, Michael F. Osterer and Samuel M. Zentman to the Board of Directors to serve until the Annual Meeting of Stockholders in 2021 and until their successors are duly elected and qualified.

Name of Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes

Jan H. Loeb	13,907,712.44	132,332	14,792,475
Gary Mohr	13,764,600.44	275,444	14,792,475
Michael F. Osterer	13,737,600.44	302,444	14,792,475
Samuel M. Zentman	13,393,815.44	646,229	14,792,475

Proposal 2 – The stockholders approved an amendment to the Company’s restated certificate of incorporation to authorize a reverse split of the Company’s common stock at any time prior to September 14, 2021, at a ratio between one-for-ten and one-for-twenty, if and as determined by the Company’s Board of Directors.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
25,414,168.44	1,299,785	427,693	1,690,873

Proposal 3 – The stockholders approved any motion to adjourn the Annual Meeting from time to time, if necessary or appropriate, to solicit additional proxies in the event there were not sufficient votes at the time of the Annual Meeting to approve Proposal 2.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
25,900,696.44	790,757	450,192	1,690,874

Proposal 4 – The stockholders ratified by the affirmative vote of a majority of the votes cast on the proposal, the appointment by the Audit Committee of Friedman LLP as the independent registered public accounting firm for the year ending December 31, 2020.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
28,514,949.44	212,489	105,078	0

Proposal 5 – The stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
12,807,170.44	241,396	991,478	14,792,475

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of September, 2020.

ACORN ENERGY, INC.

By:	/s/ Tracy S. Clifford
Name:	Tracy S. Clifford
Title:	Chief Financial Officer

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